J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Federal Money Market Fund

(All Share Classes)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

(All Share Classes)

(each, a series of JPMorgan Trust I)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated May 18, 2017

to the Prospectuses dated July 1, 2016, as supplemented

Effective July 1, 2017, the NAV of each class of shares of the Funds will ordinarily be calculated as of the following times on each day the Funds accept purchase orders and redemption requests (each such time, including the final of such times each day, a cut-off time):

JPMorgan Federal Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund — 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 p.m., 1:00 p.m., 2:00 p.m. and 3:00 p.m.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-MMF-517